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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 20, 1994
                                                 --------------


                               CBT Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Kentucky                        0-16878                       61-1030727
- - -------------------------------------------------------------------------------
(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction                    File Number)               Identification No.)
of incorporation)


        333 Broadway, Paducah, Kentucky                         42001
   --------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (502) 575-5100
                                                         --------------


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS

     On April 20, 1994, CBT Corporation (the "Company") reported net income of $2.1 million for the quarter ended March 31, 1994. Net income per common share was $0.77 and return on equity was 12.70% for the quarter. Return on assets for the period was 1.44%. After adjusting first quarter 1993 results for a significant non-recurring gain, first quarter 1994 net income represented a 12.4% increase and a $0.12 improvement in net income per common share. Return on equity and return on assets for the first quarter of 1994 exceeded the adjusted 1993 marks by .36% and .40%, respectively. The 1993 results have been restated to include Pennyrile Bancshares, acquired on November 30, 1993 in a pooling-of-interests transaction.

     Average earnings assets increased 11% over 1993 while net interest margin held steady at 5.11%, resulting in a $712 thousand increase in tax-equivalent net interest income. Continued sterling credit quality allowed a prudent 20% reduction in the provision for credit losses for the period. Allowance coverage of non-performing assets improved to 618%, in spite of the provision reduction.

     Core fee income growth of 6.3% was masked by the timing of cash-based fees in various trust products. Other significant fee categories posted 20 to 30% increases over 1993 as the Company continues to emphasize fee-based financial services.

     Non-interest expenses increased 10.7% over 1993. Excluding additional holding company expenses related to acquisition activity, the increase was 8.2%. Increases were experienced in all major categories and were related primarily to growth in core businesses.

     Financial highlights and comparative consolidated balance sheets and income statements are set out below.






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
- - --------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


                                                                      Three Months Ended
                                                       -------------------------------------------------------
($ in thousands except per share data) (unaudited)      March 31          December 31             March 31
- - --------------------------------------------------------------------------------------------------------------
                                                          1994               1993                   1993(1)
- - --------------------------------------------------------------------------------------------------------------
 AVERAGE BALANCES:
   Total assets                                        $ 600,948            $ 595,578            $ 544,357
   Total deposits and corporate cash
     management repurchase agreements                    491,769              498,932              446,133
   Loans, net of unearned                                380,799              369,117              332,697
   Total stockholders' equity                             68,191               66,334               62,118


 PER SHARE:
   Net income                                               0.77                 0.74                 0.81
   Cash dividends                                           0.20                 0.20                 0.18
   Book value (2)                                          24.75                24.19                22.70
   Market value-high                                       46.75                38.50                33.00
   Market value-low                                        37.00                35.50                27.00


 KEY RATIOS:
   Return on average total assets                           1.44%                1.36%                1.47%
   Return on average total equity                          12.70%               12.23%               12.88%
   Ending equity to total assets                           11.36%               11.15%               11.60%
   Allowance for loan losses as a % of total loans          2.27%                2.25%                2.32%
   Net charge-offs to average loans                         0.00%                0.09%                0.03%
   Non-performing assets as a % of total loans
      and other real estate owned                           0.26%                0.24%                0.47%

(1)      Amounts have been restated for the effects of the Pennyrile Bancshares, Inc. acquisition.

(2)      Before unrealized gains on securities available for sale.

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

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

CONSOLIDATED BALANCE SHEETS                                (unaudited)        (audited)            (unaudited)

($ in thousands)                                            MARCH 31          DECEMBER 31            MARCH 31
- - --------------------------------------------------------------------------------------------------------------
                                                              1994               1993                 1993
- - --------------------------------------------------------------------------------------------------------------
ASSETS
   Cash and due from banks                                  $ 19,535            $ 19,365              $ 17,894
   Federal funds sold                                          1,671               2,571                   397
   Money market investments                                    1,894               2,010                 2,156
                                                            --------            --------              --------
            Total cash and cash equivalents                   23,100              23,946                20,447

   Investment securities                                      42,558              40,332                44,349
   Mortgage-backed securities                                      -                   -                80,482
   Securities available for sale                             143,548             144,728                49,777
                                                            --------            --------              --------
            Total investments                                186,106             185,060               174,608

   Loans (net of unearned interest)                          386,063             377,726               336,451
       Less allowance for loan losses                         (8,770)             (8,483)               (7,807)
                                                            --------            --------              --------
            Loans, net                                       377,293             369,243               328,644

   Premises and equipment, net                                11,660              11,963                11,002
   Accrued interest receivable                                 3,896               3,974                 3,792
   Other                                                       5,945               6,311                 3,293
                                                            --------            --------              --------

       TOTAL ASSETS                                         $608,000            $600,497              $541,786
                                                            ========            ========              ========

LIABILITIES
   Deposits
       Non-interest bearing                                 $ 43,561            $ 44,598              $ 37,383
       Interest bearing                                      421,536             423,696               384,994
                                                            --------            --------              --------
            Total deposits                                   465,097             468,294               422,377

   Short-term borrowings
       Federal funds purchased and securities
         sold under agreements to repurchase                  37,075              36,446                34,208
   Notes payable - U.S. Treasury                               2,000               2,000                 2,122
   Revolving lines of credit and other
       short-term borrowings                                   5,100               1,240                 1,000
                                                            --------            --------              --------
            Total short-term borrowings                       44,175              39,686                37,330

   Accrued interest payable                                    2,082               1,659                 1,953
   Term debt                                                   5,000               5,000                 5,000
   Federal Home Loan Bank Board borrowed funds                18,535              15,535                 7,500
   Other                                                       4,063               3,384                 4,801
                                                            --------            --------              --------

            TOTAL LIABILITIES                                538,952             533,558               478,961

STOCKHOLDERS' EQUITY
   Common stock, no par value, authorized 6,000,000 shares;
       issued and outstanding 2,767,519 shares                 4,100               4,100                 4,100
   Capital surplus                                            13,298              13,298                13,298
   Retained earnings                                          51,104              49,541                45,427
   Unrealized gain on securities available
       for sale, net of deferred tax                             546                   -                     -
                                                            --------            --------              --------
            TOTAL STOCKHOLDERS' EQUITY                        69,048              66,939                62,825
                                                            --------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $608,000            $600,497              $541,786
                                                            ========            ========              ========


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

CONSOLIDATED STATEMENTS OF INCOME


                                                                                      Three Months Ended
                                                                                 ------------------------------
($ in thousands except per share data)                                                     March 31
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                                                                                    1994                1993
- - ---------------------------------------------------------------------------------------------------------------
INTEREST INCOME
  Loans, including fees:
    Taxable                                                                      $ 8,629             $ 8,022
    Tax-exempt                                                                        76                  81
  Investment securities
    Taxable                                                                          366                 658
    Tax-exempt                                                                       865                 755
  Mortgage-backed securities                                                       1,402               1,436
  Federal funds sold                                                                  41                  14
                                                                                 -------             -------
    Total interest income                                                         11,379              10,966

INTEREST EXPENSE
  Deposits                                                                         3,987               4,303
  Short-term borrowings                                                              490                 399
  Term debt                                                                           81                  81
                                                                                 -------             -------
    Total interest income                                                          4,558               4,783
                                                                                 -------             -------

NET INTEREST INCOME                                                                6,821               6,183
PROVISION FOR LOAN LOSSES                                                            284                 355
                                                                                 -------             -------

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                                                          6,537               5,828

NON-INTEREST INCOME
  Trust and investment advisory fees                                                 351                 399
  Service charges on deposit accounts                                                501                 381
  Insurance commissions                                                              188                 153
  Investment securities gains (losses)                                                (4)                 16
  Gain on sale of certain receivables                                                  -                 553
  Other                                                                              310                 317
                                                                                 -------             -------
    Total non-interest income                                                      1,346               1,819


NON-INTEREST EXPENSE
  Salaries and employee benefits                                                   2,648               2,447
  Net occupancy                                                                      211                 176
  Depreciation and amortization                                                      329                 306
  Data processing                                                                    199                 177
  Federal Deposit Insurance                                                          266                 242
  Bank shares tax                                                                    209                 173
  Other                                                                            1,184               1,037
                                                                                 -------             -------
  Total non-interest expense                                                       5,046               4,558
                                                                                 -------             -------
INCOME BEFORE INCOME TAXES                                                         2,837               3,089
INCOME TAX EXPENSE                                                                   703                 859
                                                                                 -------             -------
NET INCOME                                                                       $ 2,134             $ 2,230
                                                                                 =======             =======
  Per common share                                                               $  0.77             $  0.81
                                                                                 =======             =======


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CBT Corporation




                                   By: /s/ Eddie L. Holman
                                      -----------------------
                                      Eddie L. Holman


                                   Title: Vice President and Principal
                                             Financial Officer


Date: April 29, 1994





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